                                  Exhibit 10.48
                                SECOND AMENDMENT

         THIS SECOND AMENDMENT (this "Amendment"), dated as of February __, 2001, to the Credit Agreement referenced below, is by and among RailWorks Corporation, a Delaware corporation (the "Borrower"), the Subsidiaries of the Borrower identified on the signature pages hereto (the "Guarantors"), the Lenders identified on the signature pages hereto and Bank of America, N.A., as Administrative Agent. Terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement.

                                   WITNESSETH

         WHEREAS, a $250 million credit facility has been extended to the Borrower pursuant to the terms of that Amended and Restated Credit Agreement dated as of April 28, 2000 (as amended, modified and supplemented from time to time, the "Credit Agreement") among the Borrower, the Guarantors, the Lenders, First Union National Bank, as Documentation Agent, and Bank of America, N.A., as Administrative Agent;

         WHEREAS, the Borrower has requested certain modifications to the Credit Agreement;

         WHEREAS, the requested modifications require the consent of the Required Lenders; and

         WHEREAS, the Required Lenders have agreed to the requested modifications on the terms and conditions set forth herein.

         NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Amendments. The Credit Agreement is amended in the following respects:

         1.1 The following definitions in Section 1.1 of the Credit Agreement are amended to read as follows:

                           "Consolidated Senior Leverage Ratio" means, as of the last day of any fiscal quarter, the ratio of (x) Consolidated Senior Debt on such day less any earn-out payments owing under seller financing obligations to
                           (y) Consolidated EBITDA for the period of four consecutive fiscal quarters ending as of such day.

                           "Consolidated Total Leverage Ratio" means, as of the last day of any fiscal quarter, the ratio of (x) Consolidated Total Funded Debt on such day less any earn-out payments owing under seller financing obligations to
                           (y) to Consolidated EBITDA for the period of four consecutive fiscal quarters ending as of such day.

         1.2 The first sentence of Section 3.3(c)(ii)(A) is amended to read as follows:

                           Mandatory prepayments made under this
                           Section 3.3 in respect of Divestitures
                           shall be applied ratably among the Tranche
                           B Term Loan (to the principal amortization installments thereof in inverse order of maturity) and the Revolving Obligations (with a corresponding permanent reduction in the Aggregate Revolving Committed Amount and


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


                           the Available Revolving Committed Amount in each case in an amount equal to all amounts applied to the Revolving Obligations pursuant to this Section 3.3(c)(ii)(A)).

         1.3 Clause (b) of Section 3.4 of the Credit Agreement is renumbered as clause (c) thereof and a new clause (b) is added to
         Section 3.4 of the Credit Agreement to read as follows:

                           (b)      Mandatory Reductions. The
                           Aggregate Revolving Committed Amount and the Available Revolving Committed Amount automatically shall be permanently reduced by the amount of any prepayment on the Revolving Obligations pursuant to Section 3.3(c)(ii)(A).

         1.4 Clause (a) of Section 7.9 of the Credit Agreement is amended to read as follows:

                           (a)      Consolidated Total Leverage Ratio.
                           As of the end of each fiscal quarter of the members of the Consolidated Group, the Consolidated Total Leverage Ratio shall not be greater than the ratio set forth below:

                           Fiscal Quarter End                           Ratio
                           ------------------                           -----
                           December 31, 2000                           5.75:1.0
                           March 31, 2001                              5.90:1.0
                           June 30, 2001                               5.90:1.0
                           September 30, 2001                          5.10:1.0
                           December 31, 2001                           4.50:1.0
                           March 31, 2002                              4.25:1.0
                           June 30, 2002                               4.25:1.0
                           September 30, 2002                          4.25:1.0
                           December 31, 2002 and thereafter            4.00:1.0

         1.5 Clause (b) of Section 7.9 of the Credit Agreement is amended to read as follows:

                           (b)      Consolidated Senior Leverage
                           Ratio. As of the end of each fiscal quarter of the members of the Consolidated Group, the Consolidated Senior Leverage Ratio shall not be greater than the ratio set forth below:

                           Fiscal Quarter End                           Ratio
                           ------------------                           -----
                           December 31, 2000                           3.00:1.0
                           March 31, 2001                              3.10:1.0
                           June 30, 2001                               3.10:1.0
                           September 30, 2001                          2.75:1.0
                           December 31, 2001 and thereafter            2.50:1.0

         1.6 Clause (c) of Section 7.9 of the Credit Agreement is amended to read as follows:

                           (c)      As of the end of each fiscal
                           quarter of the members of the Consolidated
                           Group, Consolidated Net Worth shall be not less than the sum of (i) $82 million plus
                           (ii) on the last day of each fiscal quarter to end after December 31, 2000, seventy-five percent (75%) of Consolidated Net Income for the fiscal quarter (but not less than zero), such increases to be cumulative, plus (iii) one hundred percent (100%) of


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                           any increases in Consolidated Net Worth
                           resulting from Equity Transactions
                           occurring after the date of the First
                           Amendment.

         2. Conditions Precedent. This Amendment shall be effective upon satisfaction of the following conditions precedent:

                  (a) receipt by the Administrative Agent of multiple counterparts of this Amendment executed by the Credit Parties and the Required Lenders; and

                  (b) the sale of FCM Rail, Ltd. shall have been consummated.

         3. Representations. The Borrower hereby affirms that the representations and warranties set forth in the Credit Agreement and the other Credit Documents are true and correct as of the date hereof (except those which expressly relate to an earlier period).

         4. Release. Each Credit Party hereby represents and warrants that it has no claims, counterclaims, offsets, or defenses to the Credit Documents or to the performance of its obligations thereunder. In consideration of the Lenders' willingness to enter into this Amendment, each Credit Party hereby releases the Administrative Agent, the Collateral Agent, the Lenders, and the Administrative Agent's, the Collateral Agent's and the Lenders' respective officers, employees, representatives, agents, counsel, trustees and directors from any and all actions, causes of action, claims, demands, damages and liabilities or whatever kind or nature, in law or in equity, now known or unknown, suspected or unsuspected, that may exist in connection with any of the Credit Documents or the Obligations, to the extent that any of the foregoing arises from any action or failure to act on or prior to the date hereof.

         5. Reaffirmation of Guaranty. Each Guarantor (i) acknowledges and consents to all of the terms and conditions of this Amendment, (ii) affirms all of its obligations under the Credit Documents and (iii) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge such Guarantor's obligations under the Credit Agreement or the other Credit Documents.

         6. No Other Changes. Except as modified hereby, all of the terms and provisions of the Credit Agreement and the other Credit Documents (including schedules and exhibits thereto) shall remain in full force and effect.

         7. Costs and Expenses. The Borrower agrees to pay all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and expenses of Moore & Van Allen, PLLC.

         8. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.

         9. Governing Law. This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of New York.

                  [Remainder of Page Intentionally Left Blank]


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


         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:         RAILWORKS CORPORATION,
                  a Delaware corporation



                  By:
                     ------------------------------
                  Name:    Michael R. Azarela
                  Title:   President

GUARANTORS:       ALPHA-KEYSTONE ENGINEERING, INC., a Pennsylvania corporation
                  BIRMINGHAM WOOD, INC., an Alabama corporation
                  BREAKING TECHNOLOGY CORP., a New York corporation
                  BREAKING TECHNOLOGY & EQUIPMENT, INC., a New York corporation
                  COMSTOCK HOLDINGS, INC., a Delaware corporation
                  COMTRAK CONSTRUCTION, INC., a Georgia corporation
                  CONDON BROTHERS, INC., a Washington corporation
                  CPI CONCRETE PRODUCTS, INCORPORATED, a Tennessee corporation
                  EARL CAMPBELL CONSTRUCTION COMPANY, INC., a Texas corporation
                  FCM RAIL, LTD., a Michigan corporation
                  GANTREX CORPORATION, a Pennsylvania corporation
                  H.P. MCGINLEY, INC., a Pennsylvania corporation
                  HSQ TECHNOLOGY, a California corporation
                  KENNEDY RAILROAD BUILDERS, INC., a Pennsylvania corporation
                  L.K. COMSTOCK & COMPANY, INC., a New York corporation
                  M-TRACK ENTERPRISES, INC., a New York corporation
                  MCCORD TREATED WOOD, INC., an Alabama corporation
                  MERIT RAILROAD CONTRACTORS, INC., a Missouri corporation
                  MIDWEST CONSTRUCTION SERVICES, INC., an Indiana corporation
                  MIDWEST RAILROAD CONSTRUCTION AND MAINTENANCE
                           CORPORATION OF WYOMING, a Wyoming corporation
                  MINNESOTA RAILROAD SERVICE, INC., a Tennessee corporation
                  NEOSHO ASIA, INC., a Kansas corporation
                  NEOSHO CENTRAL AMERICA, INC., a Kansas corporation
                  NEOSHO CONSTRUCTION COMPANY, INCORPORATED,
                           a Kansas corporation
                  NEOSHO CONTRACTORS, INC., a Wyoming corporation
                  NEOSHO INCORPORATED, INC., a Kansas corporation
                  NEOSHO INTERNATIONAL, INC., a Kansas corporation
                  NEW ENGLAND RAILROAD CONSTRUCTION CO.,
                           a Connecticut corporation
                  NORTHERN RAIL SERVICE AND SUPPLY COMPANY, INC.,
                           a Michigan corporation



                  By:
                     -----------------------------------------
                  Name:   Michael R. Azarela
                  Title:  Executive Vice President of each of the foregoing

                           [SIGNATURE PAGES CONTINUE]


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                  RAILCORP, INC., an Ohio corporation
                  RAILWORKS RAIL PRODUCTS & SERVICES, INC., a Kansas corporation RAILWORKS TRACK SYSTEMS, INC., a Nevada corporation
                  RAILWORKS TRANSIT, INC., a New York corporation
                  RAILWORKS WOOD PRODUCTS, INC., a Delaware corporation
                  RWKS CONSTRUCTION, INC., a Maryland corporation
                  SOUTHERN INDIANA WOOD PRESERVING CO., INC.,
                           an Indiana corporation
                  U.S. RAILWAY SUPPLY, INC., an Indiana corporation
                  U.S. TRACKWORKS, INC., a Michigan corporation
                  V&R ELECTRICAL CONTRACTORS, INC., a New York corporation
                  WM. A. SMITH CONSTRUCTION CO., INC., a Texas corporation
                  WOOD WASTE ENERGY, INC., a Virginia corporation
                  W.T. BYLER CO., INC., a Texas corporation



                  By:
                     -----------------------------------------
                  Name:   Michael R. Azarela
                  Title:  Executive Vice President of each of the foregoing

                  RAILWORKS TRANSIT SYSTEMS, INC., a Delaware corporation RAILWORKS CANADA, INC., a Delaware corporation



                  By:
                     -----------------------------------------
                  Name:  John P. Nuzzo
                  Title: Assistant Secretary of each of the foregoing



                  By:
                     -----------------------------------------
                  Name:    Michael R. Azarela
                  Title:   Executive Vice President of each of the foregoing


                  DURA-WOOD LLC, a Delaware limited liability company



                  By:      MCCORD TREATED WOOD, INC.,
                           an Alabama corporation, its managing member



                           By:
                              -----------------------------------------
                           Name:   Michael R. Azarela
                           Title:  Executive Vice President


                  RAILWORKS TRACK SERVICES, INC., an Indiana corporation



                  By:
                     -----------------------------------------
                  Name:  Harold Kropp
                  Title: Vice President

                           [SIGNATURE PAGES CONTINUE]


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


LENDERS:          BANK OF AMERICA, N.A.,
                  individually in its capacity as a
                  Lender and in its capacity as Administrative Agent



                  By:
                     -----------------------------------
                  Name:
                  Title:


                  FIRST UNION NATIONAL BANK



                  By:
                     -----------------------------------
                  Name:
                  Title:


                  SUMMIT BANK



                  By:
                     -----------------------------------
                  Name:
                  Title:


                  M&T BANK



                  By:
                     -----------------------------------
                  Name:
                  Title:


                  KEY BANK NATIONAL ASSOCIATION



                  By:
                     -----------------------------------
                  Name:
                  Title:


                  BANK ONE, MICHIGAN



                  By:
                     -----------------------------------
                  Name:
                  Title:


                  COMERICA BANK



                  By:
                     -----------------------------------
                  Name:
                  Title:

                           [SIGNATURE PAGES CONTINUE]


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

                  ALLFIRST BANK



                  By:
                     -----------------------------------
                  Name:
                  Title:


                  HELLER FINANCIAL, INC.



                  By:
                     -----------------------------------
                  Name:
                  Title:


                  THE PROVIDENT BANK



                  By:
                     -----------------------------------
                  Name:
                  Title:


                  FOOTHILL INCOME TRUST II, L.P.



                  By:
                     -----------------------------------
                  Name:
                  Title:


                  METROPOLITAN PROPERTY AND CASUALTY INSURANCE COMPANY



                  By:
                     -----------------------------------
                  Name:
                  Title:


                  FLOATING RATE PORTFOLIO
                  By:      INVESCO Senior Secured Management, Inc.,
                  as attorney in fact



                  By:
                     -----------------------------------
                  Name:
                  Title:


                  AVALON CAPITAL LTD.
                  By:      INVESCO Senior Secured Management, Inc.



                  By:
                     -----------------------------------
                  Name:
                  Title:


                           [SIGNATURE PAGES CONTINUE]


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

                  CERES II FINANCE LTD
                  By: INVESCO Senior Secured Management, Inc., as Sub-Management Agent (Financial)



                  By:
                     -----------------------------------
                  Name:
                  Title:


                  VAN KAMPEN PRIME RATE INCOME TRUST



                  By:
                     -----------------------------------
                  Name:
                  Title:


                  VAN KAMPEN CLO I, LIMITED



                  By:
                     -----------------------------------
                  Name:
                  Title:


                  VAN KAMPEN SENIOR INCOME TRUST



                  By:
                     -----------------------------------
                  Name:
                  Title:


                  J.H. WHITNEY MARKET VALUE FUND, L.P.



                  By:
                     -----------------------------------
                  Name:
                  Title:


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